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                                     [LOGO]

                              The Central European
                                Equity Fund, Inc.

                                Quarterly Report

                                  July 31, 2001

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                 [LOGO]                 The Central European
                                          Equity Fund, Inc.

LETTER TO THE SHAREHOLDERS
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                                 August 9, 2001

Dear Shareholder,

      Although the global economic outlook is more cloudy, Emerging Europe should be in a better position to weather the downturn than other emerging markets such as Latin America and Asia, and even some developed markets. First, Emerging Europe is less exposed to the US and Japan, where the downturn is more severe than in Western Europe. Second, the outlook for investors in Central Europe is steadily improving due to the major economic and structural reforms underway in preparation to join the European Union. Third, equity valuations in the region are quite cheap. Furthermore, the Economist Intelligence Unit predicts that foreign direct investment in the region will continue to grow steadily from $27 billion last year to $35 billion in 2005. Hungary, Poland and the Czech Republic absorb half the total. Strategic investors will maintain their projects in this region as it is more advantageous to invest in Emerging Europe with its significantly lower labor cost compared to Western Europe. The region is important to global corporations because it is a market made up of more than 400 million consumers, and its long-term economic growth is 2% to 5% higher per year than developed markets.

      During the first nine months of its fiscal year ended July 31, 2001, the Central European Equity Fund's net asset value per share declined by 18.7%, while its share price declined 11.6%. The Fund's benchmark, which was the customized MSCI Index for the first two months of the fiscal year and the CECE Index for the remaining seven months, fell 24.7% during the period. As mentioned in earlier reports, the Fund changed its benchmark from the customized MSCI Index to the CECE Index on January 1, two months into the Fund's fiscal year. Both country allocation and sector allocation contributed to the Fund's 6% outperformance. Croatia, a country not part of the Fund's benchmark, was the best performer, rising over 18% in US dollar terms. In terms of stock selection, the Fund's 25% investment in the banking sector was key to its outperformance. Throughout Central Europe, banks were among the best performers due in part to the expectation of lower interest rates this year. Interest rates in Poland have been cut 350 basis points so far this year, and the Polish central bank should continue its easing stance during the second half of the year. Lower interest rates are essential to stem the economic slowdown and to avoid an overly strong currency. The currencies of Emerging Europe have been among the few currencies in the world that have been stronger against the US dollar, strengthening from 6% to 9% during the nine month period.

      The Central European Equity Fund remains an attractive investment because of the above average growth potential available in Eastern Europe. Furthermore, the valuation of the region is lower than that of Asia, Latin America or any of the world's other emerging regions. The Fund continued its buyback program, buying 655,975 shares during the nine month period.

                                    Sincerely,


/s/ Christian Strenger                          /s/ Richard T. Hale

Christian Strenger                              Richard T. Hale
Chairman                                        President

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        For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and
               shareholder reports, please visit www.ceefund.com
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                                       1
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FUND HISTORY AS OF JULY 31, 2001
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STATISTICS:

Net Assets ...........................................              $106,009,297
Shares Outstanding ...................................                 8,074,420
NAV Per Share ........................................                    $13.13

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

  Record                               Ordinary         LT Capital
   Date                                 Income             Gains         Total
----------                             --------         ----------     ---------
11/16/98 ...........................    $0.14                --          $0.14
9/1/98 .............................    $0.01             $0.01          $0.02
11/17/97 ...........................    $1.54             $5.01          $6.55
9/3/97 .............................       --             $0.02          $0.02
12/19/96 ...........................    $0.11             $1.79          $1.90

TOTAL RETURNS:

                                 For the nine                   For the year ended October 31,
                                 months ended     ----------------------------------------------------------
                                 July 31, 2001     2000         1999         1998          1997        1996
                                 -------------    -------      -------      -------       ------      ------
Net Asset Value ..............      (18.65)%         .94%        2.48%      (26.09)%      22.41%      20.74%
Market Value .................      (11.58)%      (5.00)%      (3.29)%      (22.89)%      28.93%      25.28%
Benchmark ....................      (24.72)%(1)      2.1%(2)    19.31%(2)   (24.68)%(2)   22.70%(3)   14.35%(3)

(1) Represents the customized MSCI Index for the 2 months ended 12/31/00 and the CECE Index for the 7 months ended 7/31/01. The Fund changed its benchmark from the customized MSCI Index to the CECE Index on January 1, 2001.
(2)   Represents the MSCI Index.
(3)   Represents the DAX Index.

OTHER INFORMATION:

NYSE Ticker Symbol ...................................................       CEE
NASDAQ Symbol ........................................................     XCEEX
Dividend Reinvestment Plan ...........................................       Yes
Voluntary Cash Purchase Program ......................................       Yes
Annual Expense Ratio .................................................     1.55%


                                       2
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COUNTRY BREAK-DOWN AS OF JULY 31, 2001 (as % of Portfolio)
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                        Hungary                 35.7%
                        Czeck Republic           9.4%
                        Austria                  1.1%
                        Croatia                  3.7%
                        Russia                   2.7%
                        Poland                  47.4%

10 LARGEST EQUITY HOLDINGS AS OF JULY 31, 2001
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                                                                         % of
                                                                       Portfolio
                                                                       ---------

 1. OTP Bank                                                             12.5
 2. Telekomunikace Polska                                                10.7
 3. Mol Magyar Olaj-ES Gazipari                                           7.8
 4. Bank Pekao                                                            6.6
 5. Matav                                                                 6.5
 6. Polski Koncern Naftowy                                                6.0
 7. Gedeon Richter                                                        6.0
 8. Elektrim                                                              4.5
 9. Cesky Telecom                                                         4.0
10. Bank Rozwoju Eksportu                                                 3.9


                                       3
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THE CENTRAL EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS -- JULY 31, 2001 (unaudited)
--------------------------------------------------------------------------------

   Shares                  Description                                  Value
 ----------                ----------                               ------------

INVESTMENTS IN POLISH COMMON STOCKS--42.1% OF NET ASSETS
            BANKS--11.0%
    171,231 Bank Rozwoju Eksportu ................................  $  3,695,314
     17,716 Bank Przemyslowo--Handlowy* ..........................       709,558
     31,500 Bank Pekao* ..........................................       518,012
    338,000 Bank Pekao (GDR)*+ ...................................     5,746,000
    125,166 Bank Zachodni WBK ....................................     1,002,626
                                                                    ------------
                                                                      11,671,510
                                                                    ------------
            COMPUTERS & PERIPHERALS--2.2%
    116,801 Computerland* ........................................     2,350,054
                                                                    ------------
            CONSTRUCTION & ENGINEERING--2.2%
    373,410 Budimex* .............................................     1,583,550
    588,805 Mostostal Zabrze .....................................       783,779
                                                                    ------------
                                                                       2,367,329
                                                                    ------------
            DIVERSIFIED TELECOMMUNICATION SERVICES--9.8%
     90,000 Netia (ADR)* .........................................       256,500
  2,695,000 Telekomunikacja
              Polska (GDR)+ ......................................    10,106,250
                                                                    ------------
                                                                      10,362,750
                                                                    ------------
            HOTEL RESTAURANTS & LEISURE--0.3%
     68,802 Orbis ................................................       276,375
                                                                    ------------
            MEDIA--2.5%
    200,000 Agora (GDR)*+ ........................................     2,205,000
     33,464 Art Marketing Syndicate ..............................       470,680
                                                                    ------------
                                                                       2,675,680
                                                                    ------------
            METAL & MINING--1.2%
    155,000 KGHM Polska Miedz (GDR) ..............................     1,247,750
                                                                    ------------
            OIL & GAS--5.3%
    720,000 Polski Koncern Naftowy (GDR)+ ........................     5,652,000
                                                                    ------------
            SOFTWARE--3.6%
     54,000 Prokom Software ......................................     1,260,785
    180,000 Prokom Software (GDR) ................................     2,115,000
     93,442 Softbank (GDR) .......................................       392,456
                                                                    ------------
                                                                       3,768,241
                                                                    ------------
            TRADING COMPANIES & DISTRIBUTORS--4.0%
    927,320 Elektrim* ............................................     4,260,276
                                                                    ------------
            Total Investments in Polish Common Stocks
              (cost $62,131,684) .................................    44,631,965
                                                                    ------------
INVESTMENTS IN HUNGARIAN COMMON STOCKS--31.7%
            AUTOMOBILES--1.1%
    240,000 Raba .................................................     1,135,593
                                                                    ------------
            BANKS--11.1%
     75,000 OTP Bank .............................................     3,918,167
    151,000 OTP Bank (GDR) .......................................     7,889,750
                                                                    ------------
                                                                      11,807,917
                                                                    ------------
            CHEMICAL--0.6%
     49,557 Pannonplast ..........................................       603,713
                                                                    ------------
            DIVERSIFIED TELECOMMUNICATION SERVICES--5.8%
    500,000 Matav ................................................     1,368,290
    348,000 Matav (ADR) ..........................................     4,753,680
                                                                    ------------
                                                                       6,121,970
                                                                    ------------
            OIL & GAS--7.8%
     59,610 Mol Magyar Olaj-ES Gazipari ..........................       906,148
    491,000 Mol Magyar Olaj-ES Gazipari (GDR) ....................     7,389,550
                                                                    ------------
                                                                       8,295,698
                                                                    ------------
            PHARMACEUTICALS--5.3%
     44,000 Gedeon Richter .......................................     2,505,297
     55,000 Gedeon Richter (GDR) .................................     3,135,000
                                                                    ------------
                                                                       5,640,297
                                                                    ------------
            Total Investments in Hungarian Common Stocks
              (cost $35,724,202) .................................    33,605,188
                                                                    ------------

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*     Non-income producing securities.
+     144A. Restricted to resale to institutional investors only.
GDR - Global Depository Receipt
ADR - American Depository Receipt


                                       4
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THE CENTRAL EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS -- JULY 31, 2001 (unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                  Description                                  Value
 ----------                ----------                               ------------

INVESTMENTS IN CZECH REPUBLIC COMMON STOCKS--8.4%
            BANKS--1.8%
    234,996 Komercni Banka (GDR)* ................................  $  1,926,966
                                                                    ------------
            DIVERSIFIED TELECOMMUNICATION SERVICES--3.6%
    326,000 Cesky Telecom* .......................................     2,714,356
    135,000 Cesky Telecom (GDR)* .................................     1,100,250
                                                                    ------------
                                                                       3,814,606
                                                                    ------------
            INDUSTRIAL CONGLOMERATES--1.6%
    825,000 Ceske Energeticke Zavody* ............................     1,690,705
                                                                    ------------
            MEDIA--1.4%
    151,730 Ceske Radiokomunikace (GDR)* .........................     1,464,195
                                                                    ------------
            Total Investments in Czech Republic Common Stocks
              (cost $12,284,977) .................................     8,896,472
                                                                    ------------
INVESTMENTS IN CROATIAN COMMON STOCKS--3.3%
            BANKS--1.9%
     97,000 Zagrebacka Banka (GDR) ...............................     2,044,275
                                                                    ------------
            PHARMACEUTICALS--1.4%
    140,000 Pliva D.D. (GDR) .....................................     1,484,000
                                                                    ------------
            Total Investments in Croatian Common Stocks
              (cost $2,645,238) ..................................     3,528,275
                                                                    ------------
INVESTMENTS IN RUSSIAN COMMON STOCKS--2.4%
            OIL & GAS--2.4%
    150,000 Sibneft (ADR) ........................................       577,500
    120,000 Surgutneftegaz (ADR) .................................     1,418,472
     10,000 Yukos (ADR) ..........................................       532,500
                                                                    ------------
            Total Investments in Russian Common Stocks
              (cost $3,207,972) ..................................     2,528,472
                                                                    ------------
INVESTMENT IN AUSTRIAN COMMON STOCK--1.0%
            IT CONSULTING & SERVICES--1.0%
    104,840 S&T System Integration &
              Technology*
              (cost $1,660,883) ..................................     1,009,777
                                                                    ------------
            Total Investments--88.9%
             (cost $117,654,956) .................................    94,200,149
            Cash and other assets in
              excess of liabilities--11.1% .......................    11,809,148
                                                                    ------------
            NET ASSETS--100.0% ...................................  $106,009,297
                                                                    ============
            NUMBER OF SHARES OUTSTANDING .........................     8,074,420
                                                                       =========
            NET ASSET VALUE PER SHARE ............................        $13.13
                                                                          ======

----------
*     Non-income producing securities.
GDR - Global Depository Receipt
ADR - American Depository Receipt


                                       5
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AMENDMENTS OF THE BYLAWS - SUMMARY
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      The Board of Directors amended the Fund's Bylaws at its July 16, 2001 meeting. One amendment requires that a stockholder (which under the existing Bylaws must be a stockholder of record) that nominates a director must include relevant information about the nominee at the time of the stockholder's proposal. The information must enable the Board of Directors to determine whether the nominee satisfies the "Relevant Experience and Country Knowledge" requirement and whether the nominee has a "Conflict of Interest", as each of those terms is defined in the Bylaws. Another amendment clarifies that the "financial or industrial business" referred to in the definitions of "Relevant Experience and Country Knowledge" and "Conflict of Interest" may include a business unit within a larger enterprise. The full text of the amendments has been filed with the SEC.

EXECUTIVE OFFICES

31 West 52nd Street, New York, NY 10019

(For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.)

MANAGER

Deutsche Banc Alex. Brown Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN AND TRANSFER AGENT

Investors Bank & Trust Company

LEGAL COUNSEL

Sullivan & Cromwell

DIRECTORS AND OFFICERS

CHRISTIAN STRENGER
Chairman and Director

DETLEF BIERBAUM
Director

JOHN A. BULT
Director

RICHARD R. BURT
Director

EDWARD C. SCHMULTS
Director

HANS G. STORR
Director

DR. JUERGEN F. STRUBE
Director

ROBERT H. WADSWORTH
Director

WERNER WALBROEL
Director

OTTO WOLFF von AMERONGEN
Director

RICHARD T. HALE
President and Chief Executive Officer

HANSPETER ACKERMANN
Chief Investment Officer

ROBERT R. GAMBEE
Chief Operating Officer and Secretary

JOSEPH M. CHEUNG
Chief Financial Officer and Treasurer

----------
All investment management decisions are made by a committee of United States and German advisors.


                                       6
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                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A brochure is available by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                                  P.O. Box 9130
                                Boston, MA 02117
                               Tel. 1-800-437-6269

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This report is transmitted to the shareholders of The Central European Equity
Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the CECE index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

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                          ---------------------------
                                      CEE
                          ---------------------------
                                     Listed
                          ---------------------------
                                      NYSE
                          THE NEW YORK STOCK EXCHANGE
                          ---------------------------


                 Copies of this report and other information are
                         available at: www.ceefund.com


                                       7
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SUMMARY OF GENERAL INFORMATION
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THE FUND

The Central European Equity Fund is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol "CEE". The Fund seeks capital appreciation primarily through investment in Central and Eastern European equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.ceefund.com.

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There are three closed-end funds for your selection:

o Germany Fund--investing primarily in equities of major German corporations. It may also invest up to 35% in equities of other Western European companies (with no more than 15% in any single country).

o New Germany Fund--investing primarily in the middle market German companies including the Neuer Markt, and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o Central European Equity Fund--investing primarily in Central and Eastern European companies.

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

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